ADVISORSHARES WCM / BNY MELLON FOCUSED GROWTH ADR ETF (NYSE Arca Ticker: AADR)

Summary Prospectus – October 28, 2011

Before you invest in the Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund.  The Fund’s current prospectus and statement of additional information, each dated October 28, 2011, as supplemented from time to time, are incorporated by reference into this summary prospectus.  You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at  http://advisorshares.com/fund/aadr.  You may also obtain this information at no charge by calling 877.THE.ETF1 (877.843.3831) or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE
The WCM/BNY Mellon Focused Growth ADR ETF (the “Fund”) seeks long-term capital appreciation above international benchmarks such as the BNY Mellon Classic ADR Index, the Fund’s primary benchmark, and the MSCI EAFE Index, the Fund’s secondary benchmark.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.75%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	2.29%
TOTAL ANNUAL FUND OPERATING EXPENSES	3.04%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(a)	1.79%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT	1.25%

(a)
The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund's average daily net assets for at least a year from the date of this Prospectus. The expense limitation agreement (i) may be terminated at any time by the Board of Trustees and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds.  This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund.  If commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$127	$771	$1,439	$3,229

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
WCM Investment Management (the “Sub-Advisor”), the sub-adviser to the Fund, seeks to achieve the Fund’s investment objective by selecting primarily a portfolio of U.S. traded securities of non-U.S. organizations, most often American Depositary Receipts (“ADRs”), included in the BNY Mellon Classic ADR Index. The Fund’s investment focus follows the Sub-Advisor’s core philosophy of investing in industry-leading non-U.S. organizations, led by visionary management teams with sound business strategies. The Sub-Advisor believes that these companies often dominate their industry and are likely to continue that domination well into the future. The Sub-Advisor establishes guidelines for sector and industry emphasis and develops the portfolio of the Fund. The Sub-Advisor analyzes the major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. Typical themes incorporated in their investment process include demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology. A portfolio strategy is then implemented that will best capitalize on these investment themes and subsequent expected growth of the underlying assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to a number of risks that may affect the value of its shares, including:

American Depositary Receipt (ADR) Risk.  ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Early Closing Risk.  An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Emerging Markets Risk.  Certain of the Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Emerging markets, which consist of countries or markets with low to middle income economies as classified by the World Bank and other countries or markets with similar characteristics as determined by the Advisor, can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Currency Risk.  The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Foreign Securities Risk.  The Fund intends to invest primarily in ADRs, which represent an interest in a security issued by a foreign issuer. Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

Investment Risk.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment. Further, there is no guarantee that the Fund will be able to achieve its objective.

Large-Cap Risk.  The Fund may invest in large-cap companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of small- and mid-cap companies or the market as a whole.

Liquidity Risk.  Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

Market Risk.  Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk.  Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE
A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

WCM Investment Management	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Paul R. Black, President & Co-CEO	Since 1989
Kurt R. Winrich, CFA, Chairman & Co-CEO	Since 1984
Peter J. Hunkel, J.D., Business Analyst	Since 2007
Michael B. Trigg, Business Analyst	Since 2006

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis at the NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the  Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 25,000 shares.  A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at net asset value, shares may trade at a value greater than or less than their net asset value.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.